                                   WATERHOUSE
                                   DOW 30 FUND

                                   PROSPECTUS

                                DECEMBER 18, 1998

            As with any mutual fund, the Securities and Exchange Commission
            (SEC) has not approved or disapproved the Fund's shares or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

                ABOUT THE FUND

                    Investment Objective
                    Investment Approach
                    Risks
                    Who May Want to Invest
                    Expenses

                ABOUT THE DOW JONES INDUSTRIAL AVERAGE(Service Mark)

                HOW TO BUY AND SELL SHARES

                    How to Buy Shares
                    How to Sell Shares
                    Telephone Transactions
                    Brokerage Account Requirements

                SHAREHOLDER INFORMATION

                    Pricing Your Shares
                    Dividends
                    Taxes
                    Year 2000 Information

                FUND MANAGEMENT

                    Investment Manager
                    Administrator
                    Distributor
                    Shareholder Servicing

                FINANCIAL HIGHLIGHTS

                FOR MORE INFORMATION


            ABOUT THE FUND

            INVESTMENT OBJECTIVE

            The Fund seeks to track the total return of the Dow Jones Industrial Average (the "DJIA"(Service Mark)) before Fund expenses. There can be no assurance that the Fund will achieve this objective.

            INVESTMENT APPROACH

            The Fund is an "index fund" and invests primarily in the equity securities of the 30 companies comprising the DJIA (known as the "Dow 30"(Service Mark)) in the same proportions that they are represented in the DJIA. The Fund employs a "passively" managed investment approach.

            The DJIA currently consists of 30 of the most widely held and actively traded stocks listed on the New York Stock Exchange. The stocks in the DJIA represent companies that typically are dominant firms in their respective industries. The Fund will normally invest substantially all of its total assets in the stocks of the DJIA and "Equity Equivalents" (described below) that offer participation in the performance of the stocks in the DJIA. The portion of the Fund's total assets invested in the stocks in the DJIA will vary from time to time.

            Equity Equivalents include stock index futures contracts and publicly-traded index securities (such as DIAMONDS(Service Mark)). Stock index futures contracts are agreements whereby two parties agree to take or make delivery of an amount of cash based on the value of an index (such as the DJIA) on a specified future date. Investment in index futures contracts allows an investor to participate in the performance of the index without the costs of buying the stocks comprising the index. DIAMONDS represent proportionate undivided interests in a portfolio of securities consisting of all of the component common stocks of the DJIA and are listed on the American Stock Exchange. Equity Equivalents may be used for several purposes: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the DJIA.

            The Fund will attempt to achieve a correlation between the total return performance of its portfolio and that of the total return of the DJIA of at least .98 before expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gain distributions, increases or decreases in exact proportion to changes in the total return of the DJIA. The investment manager monitors the correlation of the performance of the Fund in relation to the DJIA under the supervision of the Board of Directors. In the unlikely event that a high correlation is not achieved, the Board of Directors will take appropriate steps based on the reasons for the lower than expected correlation.

            RISKS

            You could lose money on your investment in the Fund, or the Fund could underperform other investments, if the value of the DJIA goes down. Unlike other funds that do not attempt to track an index, the Fund may not use certain techniques to reduce the risk of loss. For example, the Fund will not keep any significant portion of its assets in cash. As a result, the Fund may go down in value more than an actively managed fund in the event of a general market decline. In addition, because the Fund has expenses whereas the DJIA does not, the Fund's performance will tend to underperform the performance of the DJIA.

            The Fund's "non-diversified" status allows it to invest more than 5% of its assets in the stock of a single company. To the extent the Fund invests a greater percentage of its assets in a single company, the Fund has greater exposure to the performance and risks of the stock of that company.

            An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

            WHO MAY WANT TO INVEST

            The Fund may be appropriate for the following investors:

            . Investors looking for a convenient way to seek to track the total return of the DJIA, one of the most widely followed market indicators in the world.
            . Investors seeking capital growth over the long term (at least five years).

            EXPENSES

            As a shareholder, you may pay certain fees and expenses in connection with the Fund, which are described in the table below. Fund operating expenses are paid out of Fund assets, so their effect is included in the share price.

            SHAREHOLDER TRANSACTION FEES (fees paid directly from your investment)/1/

                     Maximum Sales Charge (Load) Imposed on
                     Purchases                                        None


            ANNUAL OPERATING EXPENSES (expenses deducted from Fund assets)

                     Management Fees/2/                               0.20%

                     Distribution (12b-1) Fees                        None

                     Service Fees/2/                                  0.25%

                     Other Expenses/2/                                0.36%
                                                                      -----
                         Total Operating Expenses/2/                  0.81%

            1Broker-dealers that are not affiliates of the Fund's investment manager may impose service fees in connection with the sale of Fund shares, no part of which may be received by the Fund, the investment manager or affiliates of the investment manager. These fees may differ according to the type of account held by the investor. 2The table shows the Fund's expenses for the Fund's first fiscal period before expense reductions by the Fund's investment manager. The investment manager agreed to reduce expenses of the Fund (through paying certain expenses and waiving fees) for the first twelve months of the Fund's operations (March 31, 1998 through March 31,
            1999), so that the Fund's total operating expenses during the period would not exceed 0.25%. Thereafter, any expense reductions will be voluntary and may be changed or eliminated at any time without notifying investors. After expense reductions, actual Fund expenses were:

                        Management Fees           0.00%
                        Service Fees              0.03%
                        Other Expenses            0.22%
                                                  -----
                        Total Operating Expenses  0.25%

            The amounts in this footnote reflect current expenses. However, the investment manager currently anticipates that it will limit overall expense ratios to no more than the amounts indicated in this footnote indefinitely.

            EXAMPLE

            This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

            The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs* would be:

                    1         3         5         10
                  YEARS     YEARS     YEARS     YEARS
                  -----     -----     -----     -----
                   $83      $259      $450      $1002

            * Assuming current expense reduction arrangements that limit the Fund's operating expenses to 0.25%, your costs would be:

                  1 year    3 years   5 years   10 years
                  ------    -------   -------   --------
                   $26       $80       $141       $318

            The amounts in this footnote reflect current expenses. However, the investment manager currently anticipates that it will limit overall expense ratios to no more than the amounts indicated in this footnote indefinitely.

            ABOUT THE DOW JONES INDUSTRIAL AVERAGE(Service Mark)

            The Dow Jones Industrial Average was introduced to the investing public by Charles Dow on May 26, 1896 and originally was composed of only 12 stocks. It has since become one of the most well known and widely followed indicators of the U.S. stock market and is the oldest continuing stock market index in the world. As of September 30, 1998, the 30 "blue-chip" stocks in the DJIA represented approximately 19% of the over $10 trillion market value of all U.S. stocks and about 21% of the market value of all stocks listed on the New York Stock Exchange. Many of the companies represented in the DJIA are household names and leaders in their respective industries, and their stocks are broadly held by both individual and institutional investors. Because the DJIA is so well known and its performance is generally perceived to reflect that of the overall domestic equity market, it is often used as a benchmark for investments in equities, mutual funds, and other asset classes.

            The DJIA is unique for a market index -- it is price-weighted rather than market capitalization-weighted. In essence, the DJIA consists of one share of each of the 30 stocks included in the DJIA. As a result, the relative value of the stocks in the DJIA are affected only by market price changes. In contrast, the relative value of stocks comprising other indices are affected by changes in market capitalization. The market capitalization of a company is determined by multiplying the market price of its stock by the number of shares outstanding (or, in other words, available in the market). This distinction stems from the fact that, when initially created, the DJIA was a simple average (hence the name), and was computed merely by adding up the prices of the stocks in the index and dividing that sum by the total number of stocks in the index. However, it eventually became clear that a method was needed to smooth out the effects of stock splits and composition changes to prevent these events from distorting the level of the index. Therefore, a divisor was created that has been periodically adjusted over time. This divisor, when divided into the sum of the prices of the stocks in the DJIA, generates the number that is reported every day in newspapers, on television and radio, and over the Internet. With the incorporation of the divisor, the DJIA is not technically an average anymore.

            The DJIA is selected and maintained by the editors of The Wall Street Journal (without consultation with any company that comprises the DJIA), which is published by Dow Jones & Company, Inc. ("Dow Jones"(Service Mark)). Periodically, the editors review and make changes to the composition of the DJIA. In selecting a company's stock to be included in the DJIA, the following criteria are generally used: (1) the firm is not a utility or a transportation company (there are separate Dow Jones indices for these sectors);
            (2) the company has an excellent reputation in its field; (3) the company has grown successfully; and (4) the company has a large individual and institutional investor base. All of the 30 stocks currently included in the DJIA are listed on the New York Stock Exchange, although this is not a criterion for selection. The inclusion of any particular company in the DJIA does not constitute a prediction as to the company's future results of operations or stock market performance. For the sake of historical continuity, composition changes are rare, and generally have occurred only after corporate acquisitions or other dramatic shifts in a company's core business. When the editors do decide that a component stock needs to be changed, they also review the other stocks in the index to confirm their continued presence. Thus, when a review is completed, multiple changes often occur. The most recent composition changes, for example, occurred on March 17, 1997, and resulted in the withdrawal of Bethlehem Steel Corp., Texaco Inc., Westinghouse Electric Corp. (now CBS Corp.), and Woolworth Corp., and the addition of Hewlett-Packard Co., Johnson & Johnson, Travelers Group Inc. (now Citigroup Inc.), and Wal-Mart Stores Inc.

            The DJIA currently consists of the common stock of the following 30 companies:

            AlliedSignal Inc.
            Aluminum Co. of America
            American Express Co.
            AT&T Corp.
            The Boeing Co.
            Caterpillar Inc.
            Chevron Corp.
            Citigroup Inc.
            The Coca-Cola Company
            E.I. du Pont de Nemours and Co.
            Eastman Kodak Co.
            Exxon Corp.
            General Electric Co.
            General Motors Corp.
            The Goodyear Tire & Rubber Co.
            Hewlett-Packard Co.
            International Business Machines Corp.
            International Paper Co.
            J.P. Morgan & Co., Inc.
            Johnson & Johnson

            McDonald's Corp.
            Merck & Co., Inc.
            Minnesota Mining & Manufacturing Co.
            Philip Morris Cos. Inc.
            The Procter & Gamble Co.
            Sears, Roebuck and Co.
            Union Carbide Corp.
            United Technologies Corp.
            Wal-Mart Stores, Inc.
            The Walt Disney Co.

                        (C) 1998 Dow Jones & Co., Inc

            The following graph shows information regarding the historical performance of the DJIA. The information in this Prospectus concerning Dow Jones and the DJIA has been obtained from sources that the Fund believes to be reliable, but the Fund takes no responsibility for the accuracy of such information. The Fund's performance is likely to differ from that of the DJIA because of Fund expenses and transaction costs. Moreover, past performance is not predictive of future results.

                       HISTORY OF THE DJIA (1897 - SEPTEMBER 1998)

              [THE FOLLOWING TABLE REPRESENTS A BAR GRAPH CHART]

              YEAR
              ENDED          ANNUAL RETURN          YEAR-END DIVIDEND YIELD
              -----          -------------          -----------------------
              1896              NA
              1897              22.2%
              1898              22.5%
              1899               9.2%
              1900               7.0%
              1901              -8.7%
              1902              -0.4%
              1903             -23.6%
              1904              41.7%
              1905              38.2%
              1906              -1.9%
              1907             -37.7%
              1908              46.6%
              1909              15.0%
              1910             -17.9%
              1911               0.4%
              1912               7.6%
              1913             -10.3%
              1914             -30.7%
              1915              81.7%
              1916              -4.2%
              1917             -21.7%
              1918              10.5%
              1919              30.5%
              1920             -32.9%
              1921              12.7%
              1922              21.7%
              1923              -3.3%
              1924              26.2%
              1925              30.0%
              1926               0.3%
              1927              28.8%
              1928              48.2%
              1929             -17.2%                         5.13%
              1930             -33.8%                         6.76%
              1931             -52.7%                        10.78%
              1932             -23.1%                         7.71%
              1933              66.7%                         3.40%
              1934               4.1%                         3.52%
              1935              38.5%                         3.16%
              1936              24.8%                         3.92%
              1937             -32.8%                         7.27%
              1938              28.1%                         3.22%
              1939              -2.9%                         4.07%
              1940             -12.7%                         5.38%
              1941             -15.4%                         6.84%
              1942               7.6%                         5.36%
              1943              13.8%                         4.64%
              1944              12.1%                         4.31%
              1945              26.6%                         3.47%
              1946              -8.1%                         4.23%
              1947               2.2%                         5.08%
              1948              -2.1%                         6.49%
              1949              12.9%                         6.39%
              1950              17.6%                         6.85%
              1951              14.4%                         6.07%
              1952               8.4%                         5.29%
              1953              -3.8%                         5.74%
              1954              44.0%                         4.32%
              1955              20.8%                         4.42%
              1956               2.3%                         4.60%
              1957             -12.8%                         4.96%
              1958              34.0%                         3.43%
              1959              16.4%                         3.05%
              1960              -9.3%                         3.47%
              1961              18.7%                         3.11%
              1962             -10.8%                         3.57%
              1963              17.0%                         3.07%
              1964              14.6%                         3.57%
              1965              10.9%                         2.95%
              1966             -18.9%                         4.06%
              1967              15.2%                         3.34%
              1968               4.3%                         3.32%
              1969             -15.2%                         4.24%
              1970               4.8%                         3.76%
              1971               6.1%                         3.47%
              1972              14.6%                         3.16%
              1973             -16.6%                         4.15%
              1974             -27.6%                         6.12%
              1975              38.3%                         4.39%
              1976              17.9%                         4.12%
              1977             -17.3%                         5.52%
              1978              -3.1%                         6.03%
              1979               4.2%                         6.08%
              1980              14.9%                         5.64%
              1981              -9.2%                         6.43%
              1982              19.6%                         5.17%
              1983              20.3%                         4.48%
              1984              -3.7%                         5.00%
              1985              27.7%                         4.01%
              1986              22.6%                         3.54%
              1987               2.3%                         3.67%
              1988              11.8%                         3.67%
              1989              27.0%                         3.74%
              1990              -4.3%                         3.94%
              1991              20.3%                         3.00%
              1992               4.2%                         3.05%
              1993              13.7%                         2.65%
              1994               2.1%                         2.76%
              1995              33.5%                         2.28%
              1996              26.0%                         2.03%
              1997              22.6%                         1.72%
              1998*              0.5%                         1.90%

* annualized return (1/1/98 - 9/30/98)


            HOW TO BUY AND SELL SHARES

            Investors may purchase shares of the Fund through an account maintained with Waterhouse Securities, Inc. ("Waterhouse

            Securities") or certain other broker-dealers.

            If you would like to purchase shares of the Fund through Waterhouse Securities and you are not already a customer, you need to open a Waterhouse Securities account by completing and signing a Waterhouse Securities New Account Application. To request a Waterhouse Dow 30 Fund application, please call 1-800-934-4410. Mail it, together with your check in the amount you wish to purchase, in the self-addressed stamped envelope provided with the Waterhouse Securities New Account Application.

            Existing Waterhouse Securities customers must have funds in their Waterhouse Securities account to buy shares of the Fund.

            ACCOUNT PROTECTION. Within your Waterhouse Securities brokerage account, you have access to other investments available at Waterhouse Securities such as stocks, bonds, options, and other mutual funds. The securities in your Waterhouse Securities brokerage account, including shares of the Fund, are protected up to $75 million for loss of securities (not including loss due to market fluctuations of securities or economic conditions). The first $500,000 is provided by Securities Investor Protection Corporation (known as "SIPC") of which $100,000 covers cash. The remaining $74.5 million, which covers securities only, is provided by a private insurance carrier.

            INVESTMENT MINIMUMS. There is a $1,000 minimum for initial purchases and a $100 minimum for subsequent purchases of shares of the Fund. The Fund may waive the investment minimums for existing customers of Waterhouse Securities and otherwise may waive these minimums in its discretion. Initial investment minimums do not apply to investments made through a periodic investment program for investors who make a monthly investment of $100 or more or a quarterly investment of $300 or more or to Waterhouse Securities IRA accounts.

            Shares are purchased at the next net asset value (NAV) per share calculated after an order and payment is received by the Fund. There is no sales charge to buy shares of the Fund.

            The Fund reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including purchase orders that, in the reasonable belief of the Fund, have been made by market timers or short-term traders.

            HOW TO BUY SHARES
            CUSTOMERS OF WATERHOUSE SECURITIES

            Waterhouse Securities brokerage customers may purchase shares of the Fund by mail or by placing an order directly with a Waterhouse

            Securities Representative by telephone at 1-800-934-4443. Waterhouse Securities also allows the purchase of Fund shares by electronic means for customers with WATERHOUSE WEBBROKER or Personal Access for Windows Accounts.

            Whether by mail, telephone or electronically, please indicate your wish to buy the Waterhouse Dow 30 Fund and provide the following information:

            .  your Waterhouse Securities account number
            .  the dollar or share amount you wish to invest
            .  the dividend and distribution option you have selected, either:

                  (a) reinvest dividends and any capital gain distributions; or
                  (b) pay both dividends and any capital gain distributions in cash; or
                  (c) reinvest dividends and pay any capital gain distributions in cash; or
                  (d) reinvest any capital gain distributions and pay dividends in cash.

            BY MAIL. You may buy shares of the Fund by mailing a letter of instruction with the information requested above, signed by one of the registered account holders in the exact form specified on the account with a check to Waterhouse Securities, Inc., Processing Center, 525 Washington Boulevard, P.O. Box 2021, Jersey City, NJ 07303-2021. Checks should be made payable to "Waterhouse Securities, Inc." and you should write your Waterhouse Securities account number on the check. Once you mail your letter, you may not modify or cancel your instructions.

            BY TELEPHONE. You may purchase shares of the Fund by calling your Waterhouse Securities Representative at 1-800-934-4443.

            ELECTRONICALLY. Please refer to product and services information regarding WATERHOUSE WEBBROKER, Personal Access for Windows and TradeDirect (touch tone trading). The World Wide Web address for Waterhouse Securities is [hyperlink:]http://www.waterhouse.com.

            THROUGH PERIODIC INVESTMENT. You may authorize monthly or quarterly amounts of $100 or more to be withdrawn automatically from your Waterhouse Securities brokerage account and invested in the Fund. You may sign up for this service when you open your account at Waterhouse Securities or at another time by calling your Waterhouse Securities Representative at 1-800-934-4443.

            CUSTOMERS OF SELECTED BROKER-DEALERS

            Shares may be purchased and redeemed through certain authorized broker-dealers other than Waterhouse Securities that have entered into a selling agreement with the Fund's distributor ("Selected Brokers"). Affiliates of Waterhouse Securities, including National Investors Services Corp., may be Selected Brokers. Selected Brokers may receive payments as a processing agent from the Transfer Agent. In addition, Selected Brokers may charge their customers a fee for their services, no part of which is received by the Fund or Waterhouse Securities.

            Investors who purchase shares through a Selected Broker will be subject to the procedures of their Selected Broker, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those generally applicable to Waterhouse Securities customers. Any such charges would reduce the return on an investment in the Fund. Investors should acquaint themselves with their Selected Broker's procedures and should read this prospectus in conjunction with any material and information provided by their Selected Broker. Investors who purchase the Fund's shares though a Selected Broker may or may not be the shareholder of record. Selected Brokers are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

            Certain shareholder services, such as periodic investment programs, may not be available to customers of Selected Brokers or may differ in scope from programs available to Waterhouse Securities customers. Shareholders should contact their Selected Broker for further information. The Fund may confirm purchases and redemptions of a Selected Broker's customers directly to the Selected Broker, which in turn will provide its customers with confirmation and periodic statements. The Fund is not responsible for the failure of any Selected Broker to carry out its obligations to its customer.

            HOW TO SELL SHARES

            To sell (redeem) shares of the Fund, you may use any of the methods outlined above under "How to Buy Shares." Shareholders who have invested through a Selected Broker should redeem their shares through the Selected Broker. Shares of the Fund are redeemed at the next NAV calculated after receipt by the Fund of a redemption request in proper form.

            PAYMENT. The proceeds of the redemption of your Fund shares ordinarily will be credited to your brokerage account the following business day after receipt by the Fund of a redemption request in proper form, but not later than seven calendar days after an order to sell shares is received. If you purchased shares by check, proceeds may be held in your brokerage account to allow for clearance of the check (which may take up to ten calendar days). The Fund reserves the right to make redemption payments in whole or in part in
            securities or other property, valued for this purpose as they are valued in computing the Fund's NAV per share.

            TELEPHONE TRANSACTIONS

            Customers of Waterhouse Securities automatically have the privilege of purchasing or redeeming Fund shares by telephone. Waterhouse Securities will employ reasonable procedures to verify the genuineness of telephone redemption requests. These procedures involve requiring certain personal identification information. If such procedures are not followed, Waterhouse Securities may be liable for any losses due to unauthorized or fraudulent instructions. Neither Waterhouse Securities nor the Fund will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. You should verify the accuracy of your account statements immediately after you receive them and contact your Waterhouse Securities Account Officer if you question any activity in the account.

            The Fund reserves the right to refuse to honor requests made by telephone if the Fund believes them not to be genuine. The Fund also may limit the amount involved or the number of such requests. During periods of drastic economic or market change, telephone redemption privileges may be difficult to implement. The Fund reserves the right to terminate or modify this privilege at any time.

            BROKERAGE ACCOUNT REQUIREMENTS

            Currently, only customers of Waterhouse Securities and Selected Brokers are eligible to purchase shares of the Fund. Fund shares may be redeemed automatically should the brokerage account in which they are held be closed.

            SHAREHOLDER INFORMATION

            PRICING YOUR SHARES

            The price of a Fund share on any given day is its NAV. The Fund calculates its NAV per share each day as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). Shares are not priced on days when either the New York Stock Exchange or the Fund's custodian is closed. Securities owned by the Fund for which market quotations are readily available are valued at current market value or, in their absence, at fair value as determined by the Board of Directors pursuant to procedures approved by the Board. The Fund's shares are sold at the next NAV per share calculated after an order and payment are accepted by the Fund in the manner described under "How to Buy and Sell Shares."

            RELATIONSHIP TO THE VALUE OF THE DJIA. The Fund intends to conduct its operations so that its NAV per share on any given day will approximate .001 (or 1/1000) of the closing value of the DJIA (the

            "Ratio"). There can be no assurance, however, that the Fund will be able to maintain the NAV per share at or near the Ratio. For example, as with most mutual funds, each capital gain distribution will cause a reduction of the NAV per share to the extent of the amount distributed. In order to maintain the Fund's NAV per share at or near the Ratio, the Fund may employ certain techniques, including declaring a share split, share dividend or reverse share split. Share splits and dividends increase the number of shares outstanding, resulting in a corresponding decrease in the NAV per share. For example, a 2-for-1 split would double the number of shares outstanding, thereby halving the NAV per share. Conversely, reverse splits reduce the number of shares outstanding. For example, a 1-for-2 reverse share split would halve the number of shares outstanding, thereby doubling the NAV per share. These examples are given to illustrate the principles relating to these techniques; the Fund's use of these techniques is expected to have a more moderate impact on the Fund's NAV per share. The use of any of these techniques will not change the absolute dollar value of a shareholder's investment in the Fund (although the number of shares and the NAV per share would change) or result in any additional tax burden to shareholders. While it is the Fund's current intention to maintain the Fund's NAV per share at or near the Ratio and to utilize the techniques described in this paragraph for this purpose, the Board of Directors may in the future determine to change this policy. In the event that the Board of Directors changes this policy, shareholders will be notified.

            DIVIDENDS

            It is currently contemplated that dividends of the Fund's net investment income will be declared daily and paid monthly. No dividend will be declared on any day on which the Fund does not receive dividend or interest income from the securities in its portfolio. In addition, any dividends declared will be net of Fund expenses accrued to date. In the event that the Board of Directors changes the daily dividend policy, shareholders will be notified. Net capital gain, if any, realized by the Fund will be distributed at least annually. Unless a shareholder elects payment in cash, all dividends and distributions of the Fund are automatically reinvested in additional full and fractional shares of the Fund at the NAV per share as of the payment date of the dividend or distribution.

            TAXES

            Dividends derived from the Fund's net investment income and short-term capital gains are generally taxable to a shareholder as ordinary income, even when reinvested in additional Fund shares. Due to the nature of its investments, the Fund's distributions will consist primarily of ordinary income. Distributions of net capital gain, if any, realized by the Fund are taxable to shareholders of the Fund as a long-term capital gain (at different rates depending on how long the Fund held its assets and when such assets were sold by the Fund), regardless of the length of time the shareholder may have held shares in the Fund at the time of distribution. Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information at a reasonable fee. You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

            YEAR 2000 INFORMATION

            Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by the investment manager or other Fund service providers do not properly address this problem prior to January 1, 2000. The investment manager and its affiliates have established a dedicated group to analyze these issues and to implement any systems modifications necessary to prepare for the Year 2000. Currently, the investment manager does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Fund at current levels. In addition, the investment manager has sought assurances from the Fund's other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and the investment manager will continue to monitor the situation. At this time, however, no assurance can be given that the Fund or its service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 Problem or that interaction with other non-complying computer systems will not impact their services.

            FUND MANAGEMENT

            INVESTMENT MANAGER

            Waterhouse Asset Management, Inc., 100 Wall Street, New York, NY 10005, is the Fund's investment manager. The investment manager oversees the Fund's investment program, places orders for the Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

            For its services, the investment manager receives an annual fee of 0.20% of the Fund's average daily net assets. The investment manager has agreed to assume certain expenses of the Fund (or waive its fees) for the first twelve months of the Fund's operations, so that the total operating expenses payable by the Fund during the period will not exceed 0.25% of its average daily net assets. Thereafter, any expense reductions will be voluntary and may be changed or eliminated at any time without further notice to investors.

            In addition to the Fund and the other investment portfolios in the Waterhouse Investors Family of Funds, the investment manager currently serves as investment manager to Waterhouse National Bank (of which it is a subsidiary) and as of December 3, 1998, had total assets under management in excess of $7 billion.

            ADMINISTRATOR

            As administrator, Waterhouse Securities, an affiliate of the investment manager, provides certain administrative and management services to the Fund. The investment manager (and not the Fund) compensates Waterhouse Securities for providing these services. Waterhouse Securities has entered into an agreement with Funds Distributor, Inc. ("FDI") whereby FDI performs certain administrative services for the Portfolios. Waterhouse Securities pays FDI's fees for providing these services.

            DISTRIBUTOR

            FDI acts as distributor of the Fund's shares for no compensation.

            SHAREHOLDER SERVICING

            The Fund's Shareholder Servicing Plan permits the Fund to pay banks, broker-dealers or other financial institutions (including Waterhouse Securities and its affiliates) for shareholder support services they provide, at a rate of up to 0.25% of the average daily net assets of the Fund. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

            FINANCIAL HIGHLIGHTS

            The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal period from March 31, 1998 (commencement of operations) through October 31, 1998. Certain information reflects financial results for a single Fund share. The total return amount in the table represents the rate that an investor would have lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request by calling Customer Service at 1-800-934-4410.

            PER SHARE OPERATING PERFORMANCE

             Net asset value, beginning of period                     $8.78

               INVESTMENT OPERATIONS

                    Net investment income                              0.08

                    Net realized and unrealized losses on
                    investments                                       (0.19)

               TOTAL FROM INVESTMENT OPERATIONS                       (0.11)

                    Distributions from net investment income          (0.08)

                Net asset value, end of period                        $8.59
                                                                      -----
               RATIOS

                    Ratio of net expenses to average net assets*       0.25%(A)

                    Ratio of net investment income to average net
               assets*                                                 1.48%(A)

                    Decrease reflected in above expense ratio
               due to waivers/reimbursements by the Investment
               Manager and its affiliates                              0.55%(A)

               SUPPLEMENTAL DATA

                    Portfolio turnover rate                            8%(A)

                    Total investment return                           (1.19%)(B)
                    Net assets, end of period                        $62,211,054
                                                                     -----------

            * The average net assets for the period was $28,460,853.
            (A) Annualized.
            (B) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.

            DOW JONES & COMPANY, INC. ("DOW JONES"(SM)) DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY WATERHOUSE ASSET MANAGEMENT, INC. (THE "INVESTMENT MANAGER"), SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DJIA OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DJIA OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF

            NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES, THE INVESTMENT MANAGER AND THE FUND.

            "Dow Jones(SM)," "Dow Jones Industrial Average(SM)," "DJIA(SM)" and "DIAMONDS(SM)" are service marks of Dow Jones & Company, Inc. and have been licensed by the investment manager in connection with the operation of the Fund. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones or any corporation that is included in the DJIA. Dow Jones makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. Dow Jones' only relationship to the investment manager is the licensing of certain trademarks and trade names of Dow Jones and of the DJIA, which is determined, composed and calculated by Dow Jones without regard to the investment manager or the Fund. Dow Jones has no obligation to take the needs of the investment manager or the shareholders of the Fund into consideration in determining, composing or calculating the DJIA. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Fund shares to be issued or in the determination or calculation of the equation by which Fund shares are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or offering of the Fund.

            FOR MORE INFORMATION

            More information on the Fund is available upon request, including the following:

            SHAREHOLDER REPORTS. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions that significantly affected the Fund's performance during its last fiscal year.

            STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI includes more information about the Fund and its policies. The SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally considered a part of) this prospectus.

            You may request free copies of these materials, along with other information about the Fund and make shareholder inquiries by contacting:

            Waterhouse Securities, Inc.
            Mutual Fund Services

            100 Wall Street
            New York, New York 10005

            Telephone: 1-800-457-6516
            Hearing impaired: TTY 1-800-933-0555
            Email: [hyperlink:] http://www.waterhouse.com

            Text-only versions of the Fund's prospectus can be viewed online or downloaded from Waterhouse Securities [hyperlink:]
            http://www.waterhouse.com. Other documents pertaining to the Fund can be viewed online or downloaded from the SEC [hyperlink:] http://www.sec.gov.

            You also can review the Fund's reports and SAI at the SEC's public reference room in Washington, DC. For a fee, you may obtain this information by writing the SEC's Public Reference Section, Washington, DC 20549-6009. For more information about these services, call 1-800-SEC-0330.

            The Fund is a series of Waterhouse Investors Family of Funds, Inc., whose investment company registration number is: 811-9086.

            [Waterhouse Securites, Inc. Logo]
            (C)1998 Waterhouse Securities Inc. CLICK HERE for important legal information.